UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                Date of Report (Date of earliest event reported):

                                  June 20, 2002



                                 ISP CHEMCO INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                  333-17827-01                               51-0382622
(State or other jurisdiction of                (Commission File Number)            (IRS Employer Identification Number)
        incorporation)



300 Delaware Avenue, Suite 303, Wilmington, Delaware                19801
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (302) 427-5818

                             ADDITIONAL REGISTRANTS

                                                                                                  Address, including zip code
                                                                                                     and telephone number,
                                  State or other jurisdiction                                       including area code, of
Exact name of registrant as       of incorporation or             Registration No./I.R.S.            registrant's principal
specified in its charter          organization                    Employer Identification No.          executive offices
------------------------          ------------                    ---------------------------          -----------------
ISP Chemicals Inc.                Delaware                        333-70144-08/                    Route 95 Industrial Area,
                                                                  22380-3807357                           P.O. Box 37
                                                                                                     Calvert City, KY 42029
                                                                                                         (270) 395-4165

ISP Minerals Inc.                 Delaware                        333-70144-07/                        34 Charles Street
                                                                  22-3807370                          Hagerstown, MD 21740
                                                                                                         (301) 733-4000

ISP Technologies Inc.             Delaware                        333-70144-09/                     4501 Attwater Avenue and
                                                                  22-3807372                           State Highway 146
                                                                                                      Texas City, TX 77590
                                                                                                         (409) 945-3411

ISP Management                    Delaware                        333-70144-13/                          1361 Alps Road
   Company, Inc.                                                  22-3807364                            Wayne, NJ 07470
                                                                                                         (973) 628-4000

Bluehall Incorporated             Delaware                        033-44862-15/                   c/o ISP Management Company,
                                                                  13-3335905                                  Inc.
                                                                                                         1361 Alps Road
                                                                                                        Wayne, NJ 07470
                                                                                                         (973) 628-4000

Verona Inc.                       Delaware                        033-44862-16/                   c/o ISP Management Company,
                                                                  22-3036319                                  Inc.
                                                                                                         1361 Alps Road
                                                                                                        Wayne, NJ 07470
                                                                                                         (973) 628-4000

ISP Real Estate                   Delaware                        033-44862-16/                   c/o ISP Management Company,
   Company, Inc.                                                  22-2886551                                  Inc.
                                                                                                         1361 Alps Road
                                                                                                        Wayne, NJ 07470
                                                                                                         (973) 628-4000

ISP Freetown Fine                 Delaware                        033-70144-12/                      238 South Main Street
    Chemicals Inc.                                                52-2069636                           Assonet, MA 02702
                                                                                                         (508) 672-0634

ISP International Corp.           Delaware                        033-44862-07/                       300 Delaware Avenue
                                                                  51-0333734                               Suite 303
                                                                                                      Wilmington, DE 19801
                                                                                                         (302) 427-5715

ISP (Puerto Rico) Inc.            Delaware                        033-44862-03/                        Mirador de Bairoa
                                                                  22-2934561                             Calle 27 ST-14
                                                                                                         HC01 Box 29030
                                                                                                             PMB 15
                                                                                                     Caguas, PR 00725-8900
                                                                                                         (787) 744-3188

ISP Alginates Inc.                Delaware                        333-70144-11/                      2145 East Belt Street
                                                                  22-3676745                          San Diego, CA 92113
                                                                                                         (619) 557-3100

                                                                                                  Address, including zip code
                                                                                                     and telephone number,
                                  State or other jurisdiction                                       including area code, of
Exact name of registrant as       of incorporation or             Registration No./I.R.S.            registrant's principal
specified in its charter          organization                    Employer Identification No           executive offices
------------------------          ------------                    --------------------------           -----------------

ISP Environmental                 Delaware                        033-44862-04/                   c/o ISP Management Company,
   Services Inc.                                                  51-0333801                                  Inc.
                                                                                                         1361 Alps Road
                                                                                                        Wayne, NJ 07470
                                                                                                         (973) 628-4000

ISP Global                        Delaware                        333-70144-10/                       300 Delaware Avenue
   Technologies Inc.                                              22-3807358                               Suite 303
                                                                                                      Wilmington, DE 19801
                                                                                                         (302) 427-5852

ISP Investments Inc.              Delaware                        033-44862-08/                       300 Delaware Avenue
                                                                  22-3807361                               Suite 303
                                                                                                      Wilmington, DE 19801
                                                                                                         (302) 427-5822

ISP Chemicals LLC                 Delaware                        333-70144-04/                    Route 95 Industrial Area,
                                                                  22-3807378                              P.O. Box 37
                                                                                                     Calvert City, KY 42029
                                                                                                         (270) 395-4165

ISP Management LLC                Delaware                        333-70144-05/                          1361 Alps Road
                                                                  22-3807385                            Wayne, NJ 07470
                                                                                                         (973) 628-4000

ISP Minerals LLC                  Delaware                        333-70144-01/                        34 Charles Street
                                                                  22-3807385                          Hagerstown, MD 21740
                                                                                                         (301) 733-4000

ISP Technologies LLC              Delaware                        333-70144-06/                     4501 Attwater Avenue and
                                                                  22-3807390                           State Highway 146
                                                                                                      Texas City, TX 77590
                                                                                                         (409) 945-3411

ISP Investments LLC               Delaware                        333-70144-03/                       300 Delaware Avenue
                                                                  22-3807381                               Suite 303
                                                                                                      Wilmington, DE 19801
                                                                                                         (302) 427-5822

ISP Global                        Delaware                        333-70144-02/                       300 Delaware Avenue
    Technologies Inc.                                             22-3807380                               Suite 303
                                                                                                      Wilmington, DE 19801
                                                                                                         (302) 427-5852

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On June 20, 2002, the Board of Directors of ISP Chemco Inc. ("Chemco"), decided not to renew the engagement of its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and selected KPMG LLP as its independent auditors for the fiscal year ending December 31, 2002. The change in auditors will become effective June 21, 2002.

              Arthur Andersen's reports on the consolidated financial statements of Chemco for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, there were no disagreements between Chemco and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

              Chemco has provided to Arthur Andersen a copy of the foregoing disclosures made in this Current Report on Form 8-K. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 21, 2002, stating it has found no basis for disagreement with such statements.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, neither Chemco nor anyone acting on its behalf consulted with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Chemco's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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
ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)    Exhibits.

                    Exhibit Number     Description

                         16 Letter from Arthur Andersen LLP to the Securities Exchange Commission dated June 21, 2002



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ISP CHEMCO INC.
                                        ISP CHEMICALS INC.
                                        ISP MINERALS INC.
                                        ISP TECHNOLOGIES INC.
                                        ISP MANAGEMENT COMPANY, INC.
                                        BLUEHALL INCORPORATED
                                        VERONA INC.
                                        ISP REAL ESTATE COMPANY, INC.
                                        ISP FREETOWN FINE CHEMICALS INC.
                                        ISP INTERNATIONAL CORP.
                                        ISP (PUERTO RICO) INC.
                                        ISP ALGINATES INC.
                                        ISP ENVIRONMENTAL SERVICES INC.
                                        ISP GLOBAL TECHNOLOGIES INC.
                                        ISP INVESTMENTS INC.


Dated: June 21, 2002                    By: /s/  Neal E. Murphy
                                            --------------------------------
                                            Name: Neal E. Murphy
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ISP CHEMICALS LLC
                         By:  ISP Chemicals Inc., its Sole Member

                         ISP MANAGEMENT LLC
                         By:  ISP Management Company, Inc., its Sole Member

                         ISP MINERALS LLC
                         By:  ISP Minerals Inc., its Sole Member

                         ISP TECHNOLOGIES LLC
                         By:  ISP Technologies Inc., its Sole Member

                         ISP INVESTMENTS LLC
                         By:  ISP Investments Inc., its Sole Member

                         ISP GLOBAL TECHNOLOGIES LLC
                         By:  ISP Global Technologies Inc., its Sole Member



Dated: June 21, 2002
                            By: /s/  Neal E. Murphy
                                -------------------------------------
                                Name: Neal E. Murphy
                                Title: Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit Number                                Description
   --------------                                -----------

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 21, 2002












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